Exhibit 99.3

ELECTION FORM AND LETTER OF TRANSMITTAL

WITH RESPECT TO SHARES OF COMMON STOCK OF Bally’s Corporation

Please read and follow the accompanying instructions carefully and deliver to:

If delivering by hand, express mail, courier, or other expedited service: Equiniti Trust Company, LLC 55 Challenger Road Suite # 200 Ridgefield Park, New Jersey 07660 Attn: Reorganization Department	By mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 525 Ridgefield Park, New Jersey 07660

This Election Form and Letter of Transmittal (this “Election Form and Letter of Transmittal”) is being delivered to you in your capacity as a stockholder of Bally’s Corporation (the “Company” or “Bally’s”). You do NOT need to complete this Election Form and Letter of Transmittal unless you desire to forego your right to receive the Per Share Price in cash and instead make a Rolling Share Election as described in this form.

This Election Form and Letter of Transmittal is being delivered in connection with the Agreement and Plan of Merger, dated as of July 25, 2024 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated August 27, 2024, as further amended by Amendment No. 2 to the Agreement and Plan of Merger, dated September 30, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, SG Parent LLC (“Parent”), The Queen Casino & Entertainment, Inc., Epsilon Sub I, Inc., a wholly owned subsidiary of the Company (“Merger Sub I”), Epsilon Sub II, Inc., a wholly owned subsidiary of the Company, and, solely for purposes of specified provisions of the Merger Agreement, SG CQ Gaming LLC (“SG Gaming”), and the definitive proxy statement (the “Proxy Statement”) for the special meeting (the “Special Meeting”) of the Company’s stockholders (the “Company Stockholders”) held on November 19, 2024,whereat the Company’s stockholders approved the Company’s consummation of the transactions contemplated by the Merger Agreement (the “Merger Transactions”).

A copy of the Merger Agreement is attached as Annex A-1 to the Proxy Statement, a copy of the First Merger Agreement Amendment is attached as Annex A-2 to the Proxy Statement and a copy of the Second Merger Agreement Amendment is attached as Annex A-3 to the Proxy Statement. The summary description of any provision of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which should be read carefully and its entirety before making a Rolling Share Election.

IF YOU DO NOT WISH TO FOREGO YOUR RIGHT TO RECEIVE THE PER SHARE PRICE IN CASH WITH RESPECT TO ANY OF YOUR SHARES OF COMPANY COMMON STOCK, THEN YOU SHOULD NOT COMPLETE OR RETURN THIS ELECTION FORM AND LETTER OF TRANSMITTAL.

SHOULD YOU DESIRE TO FOREGO YOUR RIGHT TO RECEIVE THE PER SHARE PRICE IN CASH WITH RESPECT TO SOME OR ALL OF YOUR SHARES OF COMPANY COMMON STOCK, THIS ELECTION FORM AND LETTER OF TRANSMITTAL MUST BE RECEIVED BY 5:00 P.M., EASTERN TIME, ON JANUARY 17, 2025 (OR SUCH LATER DEADLINE AS MAY BE ANNOUNCED BY THE COMPANY) (SUCH DATE, THE “ELECTION DEADLINE”).

Name(s) and Address(es) of Registered Owner(s)

Enclosed with this Election Form and Letter of Transmittal are the following related documents:

●	A Notice of Guaranteed Delivery; and

●	A Joinder Agreement to the Registration Rights Agreement (as defined below).

Delivery of this Election Form and Letter of Transmittal, together with the stock certificate(s) described below representing your shares, if any, to an address other than as set forth above will not constitute valid delivery.

The instructions accompanying this Election Form and Letter of Transmittal should be read carefully before this Election Form and Letter of Transmittal is completed. Capitalized terms used but not defined in this Election Form and Letter of Transmittal shall have the meanings ascribed to them in the Proxy Statement.

Neither the Special Committee formed by Bally’s Board of Directors in connection with the transaction proposal made by Standard General, nor Bally’s Board of Directors (i) has made or is making any recommendation with regard to whether any stockholders of Bally’s should take the Rolling Election or retain and hold the Rolling Company Shares (as defined in the Merger Agreement), (ii) has considered or is considering the terms and conditions of this Rolling Election or the Rolling Company Shares , or (iii) has made or is making any recommendation with regard to or the merits of retaining an investment in Bally’s.

BY COMPLETING THE ENCLOSED ELECTION FORM AND LETTER OF TRANSMITTAL, YOU WILL BE DEEMED TO HAVE WAIVED APPRAISAL RIGHTS IN RESPECT OF THE SHARES OF COMPANY COMMON STOCK IN RESPECT OF WHICH YOU MAKE A ROLLING SHARE ELECTION. THEREFORE, IF YOU WISH TO EXERCISE APPRAISAL RIGHTS WITH RESPECT TO SOME OR ALL OF YOUR SHARES OF COMPANY COMMON STOCK, YOU SHOULD NOT MAKE A ROLLING SHARE ELECTION WITH RESPECT TO SUCH SHARES.

SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW (THE “DGCL”) SETS FORTH THE CIRCUMSTANCES IN WHICH STOCKHOLDERS OF A DELAWARE CORPORATION ARE ENTITLED TO SEEK AN APPRAISAL BY THE DELAWARE COURT OF CHANCERY OF THE FAIR VALUE OF THE STOCKHOLDER’S SHARES OF STOCK. SECTION 262 OF THE OF THE DGCL IS ATTACHED TO THE PROXY STATEMENT AS ANNEX H AND ALSO CAN BE FOUND AT THE FOLLOWING LINK: HTTPS://DELCODE.DELAWARE.GOV/TITLE8/C001/SC09/INDEX.HTML#262.

Dear Bally’s Corporation Stockholder:

Under the terms of the Merger Agreement, at the effective time of the merger of Merger Sub I with and into the Company (the “Company Merger”) contemplated by the Merger Agreement (the “Company Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) that you own immediately prior to the Company Effective Time, subject to certain exceptions, will automatically be cancelled in exchange for cash consideration equal to $18.25 per share, without interest thereon (the “Per Share Price”).

Each Company Stockholder who was a holder of record of shares of Company Common Stock as of the close of business on October 21, 2024 (the “Record Date”) or who becomes a holder of record of shares of Company Common Stock after the Election Form Record Date and before the Election Deadline may elect not to have all or a portion of those shares cancelled in exchange for the Per Share Price and instead have such shares of Company Common Stock remain issued and outstanding following the consummation of the Merger Transactions. Each such share of Company Common Stock for which such election is timely and validly made and not revoked in accordance with the terms of the Merger Agreement is referred to herein as a “Rolling Company Share,” and each such election is referred to herein as a “Rolling Share Election”.

The Rolling Share Elections will be processed as follows:

●	if a Company Stockholder makes a timely and valid Rolling Share Election prior to the Election Deadline, each Rolling Company Share subject to such Rolling Share Election will be assigned a new CUSIP number that will identify the Rolling Company Shares. Such new CUSIP number is referred to herein as the “Rolling Company Share CUSIP”.

●	As promptly as practicable after the submission of a timely and valid Rolling Share Election:

o	the Company will seek to have assigned to the Rolling Company Shares the Rolling Company Share CUSIP; and

o	any Company Stockholder that submitted to the Exchange Agent in connection with the Company Stockholder’s submission of its Election Form and Letter of Transmittal Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares will have returned to such Company Stockholder such Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing a legend (or other identifier) identifying such shares as being subject to the Rolling Company Share CUSIP (a “Rolling Company Share CUSIP Legend”).

●	The Rolling Company Shares assigned the Rolling Company Share CUSIP will be freely tradable on the New York Stock Exchange (the “NYSE”) under the ticker symbol BALY.T until the Company Effective Time (or the earlier valid termination of the Merger Agreement). Until the Company Effective Time (or the earlier valid termination of the Merger Agreement), the Rolling Company Shares will not be eligible for trading on the NYSE with the other shares of Company Common Stock under the ticker symbol BALY. There can be no assurance that listing of the Rolling Company Shares will be maintained on the NYSE nor can there be any assurance that any regular trading market will develop for the Rolling Company Shares at any time, either prior to or after the Company Effective Time.

●	In addition, all transfers of Rolling Company Shares before and after the Company Effective Time will be reflected on stock transfer books and ledger of the Company with the Rolling Company Share CUSIP (unless after the Company Effective Time the Company in its discretion determines that a new CUSIP number is necessary to allow for the sale and transfer of the Rolling Company Share CUSIP, in which case such shares will become transferable on the stock transfer books and ledger of the Company with such new CUSIP number). After the Company Effective Time, the ticker symbol for the Rolling Company Shares will revert to the BALY ticker symbol (unless otherwise determined by the Company).

There can be no assurance that trading of the Rolling Company Shares will be maintained on the NYSE nor can there be any assurance that any regular trading market will develop for the Rolling Company Shares at any time, either prior to or after the Company Effective Time.

Parent and the Company (subject to the prior approval by the Special Committee) may elect to cause one or more additional periods for Rolling Share Elections to be made after the Election Deadline and prior to the Company Effective Time subject to such deadlines and procedures as they may determine to be necessary or appropriate. There can be no assurance that any subsequent election windows will be offered. Please note, however, that in the event any such additional period for Rolling Share Elections is elected by Parent and the Company, Rolling Share Elections made prior to the initial Election Deadline will not be revocable by any Company Stockholder. The Company will notify the Company Stockholders of any such additional periods for Rolling Share Elections and the related deadlines and procedures by means of a filing with the Securities and Exchange Commission (the “SEC”) of a Form 8-K or such other report or schedule as may be appropriate.

Additionally, if you make a Rolling Share Election with respect to all or any portion of your shares of Company Common Stock, you may also elect, but do not have the obligation, to enter into a registration rights agreement (the “Registration Rights Agreement”) with Standard RI Ltd. and SG Gaming as well as any other Company Stockholders holding Rolling Company Shares that elect to become party to the Registration Rights Agreement (the “Rolling Holders”). Pursuant to the Registration Rights Agreement, among other things, the Rolling Holders party thereto will, after the Company Effective Time, be entitled to certain piggyback registration rights in respect of shares of Company Common Stock then held by such Rolling Holders until the relevant securities cease to be registrable under the terms thereof. However, only those Company Stockholders that agree to be bound by the Registration Rights Agreement by executing and delivering a joinder thereto (either by means of the joinder enclosed with this Election Form and Letter of Transmittal (the “Rolling Holder Joinder Agreement”) (see Instruction 9), or such other means as the Company may provide prior to the Company Effective Time) no later than five (5) Business Days after the Company Effective Time, will have the benefit of these registration rights. The terms of the Registration Rights Agreement will also require the Rolling Holders party thereto to abide by certain confidentiality, trading and other restrictions and obligations in relation to notifications, discussions and other information pursuant thereto (including, in respect of certain underwritten offerings, by entering into applicable lockup agreements). Certain of these restrictions and obligations will apply to each Rolling Holder regardless of whether such Rolling Holder elects to exercise its piggyback rights in connection with a particular offering. A form of the Registration Rights Agreement is attached as Annex F to the Proxy Statement, and this summary description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, which should be read carefully and in its entirety before executing a joinder thereto.

Most of Company Stockholders will not need registration rights to trade any shares of Company Common Stock that they elect to retain. Shares of Company Common Stock that Common Stockholders elect to retain in lieu of receiving the Per Share Price that were acquired by them in a registered public offering or free of any transfer restrictions under the Securities Act of 1933, as amended (the “Securities Act”), will be freely transferable without restriction or further registration under the Securities Act except for transfers by Company Stockholders who are “affiliates” of the Company within the meaning of SEC Rule 144 or restrictions imposed in the Company’s organizational documents for compliance with applicable gaming regulatory laws and regulations, and restrictions imposed on parties to support agreements entered into in connection with the execution of the Merger Agreement pursuant to the terms of such support agreements. Shares of Company Common Stock held by Company “affiliates” within the meaning of SEC Rule 144 or received in exchange for shares of Company Common Stock that were not acquired in a registered public offering or were acquired subject to transfer restrictions under the Securities Act will not be eligible for resale except pursuant to an effective registration statement or an exemption from registration under the Securities Act. Accordingly, those stockholders and other stockholders who otherwise desire to participate in a registered offering pursuant to the Registration Rights Agreement may wish to execute the Rolling Holder Joinder Agreement. You are urged to contact your financial advisor for further information regarding your options with respect to the Registration Rights Agreement and the Rolling Holder Joinder Agreement.

Your election is subject to the terms, conditions and limitations set forth in the Merger Agreement and this Election Form and Letter of Transmittal. In particular, the Company and Parent each have the right to revoke all or any part of a Rolling Share Election at any time prior to the Company Effective Time (both before or after the Election Deadline) if it determines in good faith that (i) such election is reasonably likely to delay or prevent receipt of any of the Requisite Gaming Approvals necessary to complete the Merger Transactions or (ii) the holding of shares of Company Common Stock after the Company Effective Time by the holder thereof is reasonably likely to adversely affect the conduct of Gaming Activities by the Company or any of its Subsidiaries after the Company Effective Time. Therefore, no guarantee can be made that any shares or the number of shares of Company Common Stock for which you would like to make a Rolling Share Election will become Rolling Company Shares.

A copy of the Merger Agreement is attached as Annex A-1 to the Proxy Statement, a copy of the First Merger Agreement Amendment is attached as Annex A-2 to the Proxy Statement and a copy of the Second Merger Agreement Amendment is attached as Annex A-3 to the Proxy Statement. The summary description of any provision of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which should be read carefully and its entirety before making a Rolling Share Election.

If you make a Rolling Share Election, you will be unable to sell or otherwise transfer your shares of Company Common Stock subject to this Election Form and Letter of Transmittal from the time of submission of this Election Form and Letter of Transmittal until the earliest of, (i) assignment of the Rolling Company Share CUSIP to such Rolling Company Shares, which shall occur promptly following acceptance of each Election Form, (ii) the proper revocation of a Rolling Share Election to which such shares of Company Common Stock related prior to the Company Effective Time (either by the Company or Parent prior to or after the Election Deadline) and (iii) the valid termination of the Merger Agreement in accordance with its terms; provided that if a Rolling Share Election is revoked only in part, you may only effect a sale or other transfer of the shares of Company Common Stock not bearing the Rolling Company Share CUSIP in respect of which such Rolling Share Election was revoked.

If you wish to receive the Per Share Price with respect to all of your shares of Company Common Stock, then you should NOT complete or return this Election Form and Letter of Transmittal. This Election Form and Letter of Transmittal, including the accompanying instructions, is enclosed to be used only if you desire to forego the Per Share Price in cash and make, a Rolling Share Election with respect to shares of Company Common Stock registered with the Company’s transfer agent, Equiniti Trust Company, LLC (“EQ” or the “Exchange Agent”).

Beneficial Owners Through Nominees in the United States or Canada.

If you hold shares of Company Common Stock beneficially or in “street name” through a bank, broker or other nominee, including through the Depository Trust Company, also known as “DTC” or Cede & Co., your Rolling Share Election must be submitted by your bank, broker or other nominee and may be subject to an earlier deadline than the Election Deadline. You bear the risk of ensuring proper and timely delivery. We urge you to contact your bank, broker or other nominee promptly for information on how to and when you must give them instructions for your election.

Beneficial Owners Through Nominees in the United Kingdom or Ireland.

The Crest Depository (“CREST”) is a central securities depository that allows stockholders in the UK and Ireland to hold their shares of Company Common Stock electronically, instead of through registered physical share certificates. CREST also acts as an electronic trade confirmation system. CREST issues CREST Depository Interests (“CDIs”), that represent an interest in Company Common Stock.

If you are a beneficial owner in the UK or Ireland of Company Common Stock, your interest in Company Common Stock may not represent a direct interest and your bank, broker or other nominee may have varying policies regarding exercising your election or your ability to participate in various corporate actions. If you are such a beneficial owner, please contact your bank, broker or other nominee to determine if such elections are allowed under its policies. Such elections may be subject to an earlier deadline imposed by your bank, broker or other nominee than the Election Deadline, or in certain cases, your bank, broker or other nominee may not be able to support your intention to exercise the Rollover Election.

Beneficial Owners Through Nominees Outside of the United States, Canada, United Kingdom or Ireland

Persons and entities that hold shares of Company Common Stock as beneficial owners elsewhere in the rest of world are advised to contact their investment manager, bank, broker, dealer or nominee for details as to how they can participate in the Rollover Election and when they must give their Election Notice or instructions for their election. Such Rollover Elections may be subject to an earlier deadline under local stock settlement rules or practices than the Election Deadline.

If your shares of Company Common Stock are in the form of a stock certificate and your certificate(s) have been lost, stolen, misplaced or mutilated, contact the Exchange Agent. See Instruction 12.

If you desire to make a Rolling Share Election, then this Election Form and Letter of Transmittal, together with your stock certificate(s) (if any) representing your shares of Company Common Stock (the “Certificates”) (or an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13) or Book-Entry Confirmation (as defined below), as applicable, must be RECEIVED by the Exchange Agent no later than on the Election Deadline. If you submit a Notice of Guaranteed Delivery with this Election Form and Letter of Transmittal, your Certificate(s) must be delivered to the Exchange Agent in the manner and by the Guaranteed Delivery Deadline specified in Instruction 13. The term “Book-Entry Confirmation” means a written confirmation by DTC of book-entry transfer transmitted to, and received by, the Exchange Agent, which also states that DTC has received an express acknowledgment from the participant in DTC surrendering the book-entry common shares that such participant has received and agrees to be bound by the terms of the Election Form and Letter of Transmittal. If you do not submit this Election Form and Letter of Transmittal and the other required documents by the Election Deadline, you will be deemed to have not made a Rolling Share Election with respect to any of your shares of Company Common Stock.

By completing the enclosed Election Form and Letter of Transmittal, you will be deemed to have waived appraisal rights in respect of the shares of Company Common Stock in respect of which you make a Rolling Share Election. Therefore, if you wish to exercise appraisal rights with respect to some or all of your shares of Company Common Stock, you should not make a Rolling Share Election with respect to such shares.

You are encouraged to return your Election Form and Letter of Transmittal as promptly as practicable. For assistance or any questions, please call or contact D.F. King & Co., Inc., the information agent for the Rolling Share Election, at 1-(800)-347-4826, or if outside the United States, at 1-(212)-771-1133, or at BALY@dfking.com.

ELECTION:

Check the box below ONLY if you wish to forego the Per Share Price in cash and make a Rolling Share Election with respect to all or any portion of your shares of Company Common Stock.

I hereby elect to receive the following as consideration for my shares of Company Common Stock:

ROLLING SHARE ELECTION:

☐	Mark this box to elect to make a Rolling Share Election with respect to _______ shares of your Company Common Stock. Please fill in the number of whole shares of Company Common Stock for which you would like to make a Rolling Share Election. You will be deemed to have not made a Rolling Share Election with respect to the REMAINDER (if any) of the shares of Company Common Stock owned by you.

The undersigned hereby surrenders the following shares of Company Common Stock:

DESCRIPTION OF SHARES TO BE SUBJECT TO ROLLING SHARE ELECTION
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on stock certificate(s) (if any) or in the Company’s transfer records)	Shares to be Subject to Rolling Share Election (attach additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares to Be Exchanged**	Book Entry Shares

Total Shares

* Need not be completed by book-entry stockholders.

** Unless otherwise indicated, it will be assumed that all shares of common stock represented by certificates described above are subject to a Rolling Share Election.

YOU WILL BE DEEMED TO HAVE NOT MADE A ROLLING SHARE ELECTION IF:

●	You fail to follow the instructions in this Election Form and Letter of Transmittal or otherwise fail to make a valid election. You will be deemed to have failed to make a valid election if you submit this Election Form and Letter of Transmittal and you do not mark the box above and/or do not fill in a number of shares of Company Common Stock greater than zero;

●	A properly completed Election Form and Letter of Transmittal together with your Certificate(s) (if any) (or an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13) or Book-Entry Confirmation is not actually received by the Exchange Agent on or before the Election Deadline;

●	You properly and timely revoke a prior Election Form and Letter of Transmittal without properly and timely submitting a new Election Form and Letter of Transmittal; or

●	You do not return this Election Form and Letter of Transmittal.

Your election is subject to the terms, conditions and limitations set forth in the Merger Agreement and this Election Form and Letter of Transmittal. In particular, the Company and Parent each have the right to revoke all or any part of a Rolling Share Election at any time prior to the Company Effective Time (both before or after the Election Deadline) if it determines in good faith that (i) such election is reasonably likely to delay or prevent receipt of any of the Requisite Gaming Approvals necessary to complete the Merger Transactions or (ii) the holding of shares of Company Common Stock after the Company Effective Time by the holder thereof is reasonably likely to adversely affect the conduct of Gaming Activities by the Company or any of its Subsidiaries after the Company Effective Time. Therefore, no guarantee can be made that any shares or the number of shares of Company Common Stock for which you would like to make a Rolling Share Election will become Rolling Company Shares.

If a Rolling Share Election is revoked in whole or in part by the Company and/or Parent, (i) the Company intends promptly to notify the applicable Company Stockholder of such revocation, including the number of shares of Company Common Stock in respect of which such Rolling Share Election was revoked, (ii) the Company intends promptly to reassign to the shares of Company Common Stock in respect of which such Rolling Share Election was revoked the CUSIP number borne by such shares of Company Common Stock at the time of submission of the Election Form and Letter of Transmittal and those shares will thereupon become transferable on the stock transfer books and ledger of the Company with such reassigned CUSIP number, and (iii) to the extent any shares of Company Common Stock in respect of which such Rolling Share Election was revoked were represented by Certificate(s), the Company intends promptly to provide the applicable Company Stockholder with Certificate(s) (or replacement Certificate(s)) representing such shares without any Rolling Company Share CUSIP Legend (if applicable, in exchange for Certificates representing such shares containing a Rolling Company Share CUSIP Legend), all in accordance with such procedures as the Company and Parent shall determine to be necessary or appropriate.

To be effective, this Election Form and Letter of Transmittal must be properly completed, signed and received by the Exchange Agent, together with the Certificate(s) (or an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13) or Book-Entry Confirmation, as applicable, and any required accompanying evidence of authority, at the address above, on or prior to the Election Deadline. Do not send this document or your Certificate(s) to the Company. Any election made by you will be irrevocable and may not be revoked or otherwise withdrawn by you.

By signing below, the undersigned represent(s) and warrant(s) as follows:

(1)	I (we) have full power and authority to surrender the shares of Company Common Stock represented by the Certificate(s) surrendered herewith (or an appropriate guarantee of delivery) or transferred in book-entry form, free and clear of all liens, claims and encumbrances. I (we) will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent to be appropriate or necessary to complete the surrender and exchange of my shares of Company Common Stock.

(2)	I (we) understand that neither surrender nor an election is made in acceptable form until, subject to paragraph (3) below, receipt by the Exchange Agent of this Election Form and Letter of Transmittal, duly completed and manually signed, together with all accompanying evidences of authority. I (we) agree that all questions as to validity, form and eligibility of any surrender of the shares of Company Common Stock will be determined by the Exchange Agent, Parent and the Company.

(3)	I (we) understand that I (we) may not revoke or otherwise withdraw all or any part of a Rolling Share Election (both before or after the Election Deadline).

(4)	I (we) understand that the Company and Parent each have the right to revoke all or any part of a Rolling Share Election (both before or after the Election Deadline) if it determines that (i) such election is reasonably likely to delay or prevent receipt of any of the Requisite Gaming Approvals necessary to complete the Merger Transactions or (ii) the holding of shares of Company Common Stock after the Company Effective Time by the holder thereof is reasonably likely to adversely affect the conduct of Gaming Activities by the Company or any of its Subsidiaries after the Company Effective Time.

(4)	I (we) understand and agree that, from the time of submission of the related Election Form and Letter of Transmittal, I (we) may not and shall not sell or otherwise transfer the shares of the Company Common Stock subject to my (our) Rolling Share Election until the earliest of (i) assignment of the Rolling Company Share CUSIP to such Rolling Company Shares, (ii) the proper revocation of a Rolling Share Election to which such shares of Company Common Stock related prior to the Company Effective Time (either by the Company or Parent prior to or after the Election Deadline) and (iii) the valid termination of the Merger Agreement in accordance with its terms; provided that if a Rolling Share Election is revoked only in part, you may only effect a sale or other transfer of the shares of Company Common Stock not bearing the Rolling Company Share CUSIP in respect of which such Rolling Share Election was revoked; provided that, if my (our) Rolling Share Election is revoked only in part, I (we) may only effect a sale or other transfer of the shares of Company Common Stock not bearing the Rolling Company Share CUSIP in respect of which my (our) Rolling Share Election was revoked.

(5)	I (we) acknowledge that, until I (we) properly surrender the Certificate(s) representing the shares of Company Common Stock to which this Election Form and Letter of Transmittal relates or properly transfer such shares of Company Common Stock to which this Election Form and Letter of Transmittal relates in book-entry form, I (we) will not have made a valid Rolling Share Election with respect to such shares. Delivery of such Certificate(s) will be effected, and risk of loss and title to such Certificate(s) will pass, only upon timely and proper delivery thereof to the Exchange Agent in the appropriate manner to one of the addresses listed in this Election Form and Letter of Transmittal.

(6)	I (we) understand that there can be no assurance that listing of the Rolling Company Shares will be maintained on the NYSE nor can there be any assurance that any regular trading market will develop for the Rolling Company Shares at any time, either prior to or after the Company Effective Time.

Unless otherwise indicated below under “Special Issuance Instructions,” if, in connection with the submission of this Election Form and Letter of Transmittal, the undersigned submitted to the Exchange Agent Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares, the undersigned hereby irrevocably requests that the Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing the Rolling Company Share CUSIP Legend be returned in the same name(s) as the shares of Company Common Stock that the undersigned surrenders.

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” if, in connection with the submission of this Election Form and Letter of Transmittal, the undersigned submitted to the Exchange Agent Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares, the undersigned hereby requests that any Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing the Rolling Company Share CUSIP Legend, if any, be mailed to the undersigned at the address shown above in “Description of Shares to be Subject to Rolling Share Election.”

SPECIAL ISSUANCE AND DELIVERY FORM

If Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares were timely and validly submitted to the Exchange Agent in connection with the submission of this Election Form and Letter of Transmittal in accordance with the terms of this Election Form and Letter of Transmittal and of the Merger Agreement, Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing the Rolling Company Share CUSIP Legend will be returned in the name of the undersigned, and any Certificate(s) (or replacement Certificate(s)), if any, representing such shares will be mailed to the undersigned at the address provided on the Election Form and Letter of Transmittal under “Description of Shares to be Subject to Rolling Share Election” unless instructions are given in the boxes below.

SPECIAL ISSUANCE

INSTRUCTIONS

Medallion Guarantee Stamp Required

See Instruction 7

Complete ONLY if any Certificate(s) (or replacement Certificate(s)) representing Rolling Company Shares bearing the Rolling Company Share CUSIP Legend are to be returned in a name which differs from the name on the surrendered Certificate(s).

Return to:

Name(s): ______________________________________

Address: ______________________________________

______________________________________________

SPECIAL DELIVERY

INSTRUCTIONS

Medallion Guarantee Stamp Required

See Instruction 8

Complete ONLY if the Certificate(s) (or replacement Certificate(s)) representing Rolling Company Shares bearing the Rolling Company Share CUSIP Legend are to be mailed to an address other than the address reflected above.

Mail to:

Name(s): ______________________________________

Address:_______________________________________

______________________________________________

If completing this page, you must obtain an Original Medallion Signature Guarantee and apply below.

REGISTERED HOLDER(S) MUST SIGN IN THE BOX BELOW

SIGNATURE(S) REQUIRED

Signature of Registered Holder(s) or Agent

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on the Certificate(s) or in the Company’s transfer records. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 6 and 7.

Signature of Registered Holder

Signature of additional Registered Holder(s), if any

Print name(s) of Registered Holder(s)

Date:	Telephone No.:

SIGNATURE(S) GUARANTEED

(IF REQUIRED)

See Instructions 6, 7 and 8.

Unless the shares were tendered by the registered holder(s) of the shares of Company Common Stock, or for the account of a member of a “Signature Guarantee Program”, “Stock Exchange Medallion Program” or “New York Stock Exchange Medallion Signature Program” (each, an “Eligible Institution”), your signature(s) must be guaranteed by an Eligible Institution.

Authorized Signature

Name of Firm

Address of Firm – Please Print

INSTRUCTIONS

(Please read carefully the instructions below)

1. Election Deadline: For any election contained herein to be considered, this Election Form and Letter of Transmittal, properly completed and signed, together with the related Certificate(s) (or an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13) or Book-Entry Confirmation, as applicable, must be RECEIVED by the Exchange Agent, at the address set forth on the front of this Election Form and Letter of Transmittal no later than 5:00 P.M., Eastern Time, on January 17, 2025, or such other later date as the Company may publicly announce; provided, however, that the Company reserves the right to reopen the opportunity for Company Stockholders to make Rolling Share Elections at a later time. Parent and the Company (subject to the prior approval by the Special Committee) may elect to cause one or more additional periods for Rolling Share Elections to be made prior to the Company Effective Time subject to such deadlines and procedures as they may determine to be necessary or appropriate. The Company will notify the Company Stockholders of each such period and the related deadlines and procedures by means of a filing with the SEC of a Form 8-K or such other report or schedule as may be appropriate. In the event any such additional period for Rolling Share Elections is elected by Parent and the Company (subject to the prior approval by the Special Committee), Rolling Share Elections made in any prior period for Rolling Share Elections, including those made prior to the original Election Deadline, will not be revocable by any Company Stockholder.

The Exchange Agent, Parent and the Company in their sole discretion, will determine whether any Election Form and Letter of Transmittal is received on a timely basis and whether an Election Form and Letter of Transmittal has been properly completed.

2. Irrevocable Elections by Stockholders and Beneficial Owners: All Rolling Share Elections submitted prior to the Election Deadline shall be irrevocable and may not be withdrawn by the Company Stockholder or beneficial owner submitting an Election Form and Letter of Transmittal once such Election Form and Letter of Transmittal has been accepted by the Exchange Agent.

3. Surrender of Certificate(s); Book-Entry Confirmation: For any election contained herein to be effective, this Election Form and Letter of Transmittal must be accompanied by the Certificate(s) evidencing your shares (or by an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13), or Book-Entry Confirmation, as applicable, and any required accompanying evidence of authority.

4. Revocation of Rolling Share Election by Company or Parent; Termination of Merger Agreement: Each of Parent and the Company have the authority to revoke all or any part of a Rolling Share Election at any time prior to the Company Effective Time (both before or after the Election Deadline) if it determines in good faith that such election is reasonably likely to delay or prevent receipt of any of the Requisite Gaming Approvals or the holding of shares of Company Common Stock after the Company Effective Time by the holder thereof is reasonably likely to adversely affect the conduct of Gaming Activities by the Company or any of its Subsidiaries after the Company Effective Time. In addition, all Election Forms and Letters of Transmittal will be revoked automatically if the Exchange Agent is notified in writing by Parent and the Company that the Merger Agreement has been validly terminated in accordance with the termination provisions of the Merger Agreement. In the event of a valid termination of the Merger Agreement or in the event a Rolling Share Election is revoked in whole or in part by the Company and/or Parent, (i) the Company intends promptly to notify the applicable Company Stockholder(s) thereof, (ii) the Company intends promptly to reassign to the shares of Company Common Stock in respect of which such Rolling Share Election was revoked the CUSIP number borne by such shares of Company Common Stock at the time of submission of the Election Form and Letter of Transmittal and those shares will thereupon become transferable on the stock transfer books and ledger of the Company with such reassigned CUSIP number and (iii) to the extent any shares of Company Common Stock in respect of which such Rolling Share Election was revoked were represented by Certificate(s), the Company intends promptly to provide the applicable Company Stockholder with Certificate(s) (or replacement Certificate(s)) representing such shares without any Rolling Company Share CUSIP Legend (if applicable, in exchange for Certificates representing such shares containing a Rolling Company Share CUSIP Legend), all in accordance with such procedures as the Company and Parent shall determine to be necessary or appropriate. The Exchange Agent and the Company intend to facilitate the prompt return of Certificate(s) (or replacement Certificate(s)) representing such shares without any Rolling Company Share CUSIP in the event of a valid termination of the Merger Agreement or in the event a Rolling Share Election is revoked in whole or in part by the Company and/or Parent.

5. Method of Delivery: Your Election Form and Letter of Transmittal, together with your Certificate(s) (or an appropriate guarantee of delivery of such Certificate(s) in the manner described in Instruction 13) or Book-Entry Confirmation, as applicable, must be delivered to the Exchange Agent. Do not send them to the Company. The method of delivery (mail or overnight delivery service) of Certificate(s) to be surrendered to the Exchange Agent at the address set forth on the front of this Election Form and Letter of Transmittal is at the option and risk of the surrendering Company Stockholder. Delivery will be deemed effective only when received by the Exchange Agent. If the Certificate(s) are sent by mail, registered mail with return receipt requested and properly insured is suggested. A return envelope is enclosed.

6. Shares Issued In the Same Name: If any Certificate(s) (or replacement Certificate(s)) representing Rolling Company Shares bearing the Rolling Company Share CUSIP Legend are to be returned in the same name as it appears on the registered holder’s book-entry account or as is inscribed on the surrendered Certificate(s) (if any), this Election Form and Letter of Transmittal must be completed and signed exactly as the name(s) appear(s) on the surrendered Certificate(s), in the case of certificated shares of Company Common Stock, or exactly as the surrendered shares of Company Common Stock are registered in the Company’s transfer records, in the case of book-entry shares of Company Common Stock. Do not sign the Certificate(s) surrendered herewith (and signature guarantees are not required on this Election Form and Letter of Transmittal), in each case if (i) such Certificate(s) are submitted by the registered owner of the shares represented by such Certificate(s) who has not completed the section entitled “Special Issuance Instructions” or (ii) such Certificate(s) are submitted for the account of an Eligible Institution. If any of the shares surrendered hereby are owned by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal exactly as written on the face of the Certificate(s). If any shares are registered in different names on several Certificates or book-entry accounts, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of the Certificates or book-entry accounts. Election Forms and Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such on the applicable registration must be accompanied by proper evidence of the signing person’s authority to act.

7. Special Issuance Instructions: If any Certificate(s) (or replacement Certificate(s)) representing Rolling Company Shares bearing the Rolling Company Share CUSIP Legend are to be returned to any person, or registered in the name of any person other than the person(s) whose name(s) appear(s) on the registered holder’s book-entry account or as is inscribed on the surrendered Certificate(s), indicate the name(s) and address in the box related to this instruction above. The stockholder(s) named will be considered the record owner(s) and must complete the section entitled “Signatures Required.”

If the section entitled “Special Issuance Instructions” is completed, then signatures on this Election Form and Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution”(as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).

If the surrendered Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares are registered in the name of a person other than the person signing this Election Form and Letter of Transmittal, or if return of Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares, the Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing the Rolling Company Share CUSIP Legend is to be made to a person other than the person signing this Election Form and Letter of Transmittal or if the return of Certificate(s) representing shares of Company Common Stock that became Rolling Company Shares, the Certificate(s) (or replacement Certificate(s)) representing such Rolling Company Shares bearing the Rolling Company Share CUSIP Legend is to be made to a person other than the registered owner(s), then the surrendered Certificate(s) must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such Certificate(s) or stock power(s), with the signatures on the Certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

8. Special Delivery Instructions: If any Certificate(s) (or replacement Certificate(s)) representing Rolling Company Shares bearing the Rolling Company Share CUSIP Legend are to be delivered to the registered holders at an address other than that appearing on this Election Form and Letter of Transmittal indicate the name(s) and address in the box related to this instruction above. In addition, signatures on this Election Form and Letter of Transmittal must be guaranteed by an Eligible Institution.

9. Registration Rights Agreement: If you make a Rolling Share Election with respect to all or a portion of your shares of Company Common Stock and wish to elect to enter into the Registration Rights Agreement, you must complete, execute and return the enclosed Rolling Holder Joinder Agreement. Only those Company Stockholders that agree to be bound by the Registration Rights Agreement by executing and delivering a joinder thereto (either by executing and delivering the Rolling Holder Joinder Agreement enclosed with this Election Form and Letter of Transmittal or such other means as the Company may provide prior to the Company Effective Time) no later than five (5) Business Days after the Company Effective Time will have the benefit of the registration rights contemplated by the Registration Rights Agreement. The terms of the Registration Rights Agreement will also require the Rolling Holders party thereto to abide by certain confidentiality, trading and other restrictions and obligations in relation to notifications, discussions and other information pursuant thereto (including, in respect of certain underwritten offerings, by entering into applicable lockup agreements). Certain of these restrictions and obligations will apply to each Rolling Holder regardless of whether such Rolling Holder elects to exercise its piggyback rights in connection with a particular offering. For a full discussion of the Registration Rights Agreement, please see the Proxy Statement, including the section entitled “Registration Rights Agreement,” and the form of the Registration Rights Agreement attached as Annex F to the Proxy Statement.

10. Sale or Transfer of Shares of Company Common Stock: By signing and submitting this Election Form and Letter of Transmittal, you agree not to effect any sales or other transfers of the shares of Company Common Stock relating to your Rolling Share Election from the time of submission of this Election Form and Letter of Transmittal until the earliest of (i) assignment of the Rolling Company Share CUSIP to such Rolling Company Shares, (ii) the proper revocation of a Rolling Share Election to which such shares of Company Common Stock related prior to the Company Effective Time (either by the Company or Parent prior to or after the Election Deadline) and (iii) the valid termination of the Merger Agreement in accordance with its terms; provided that if a Rolling Share Election is revoked only in part, you may only effect a sale or other transfer of the shares of Company Common Stock not bearing the Rolling Company Share CUSIP in respect of which such Rolling Share Election was revoked.

11. Waiver of Appraisal Rights: Upon submission of an Election Form and Letter of Transmittal (along with any Certificate(s)), the submitting Company Stockholder will be deemed to have waived the right to seek appraisal rights in respect of the shares of Company Common Stock in respect of which such submitting Company Stockholder makes a Rolling Share Election to the extent such rights are available under Section 262 of the General Corporation Law of the State of Delaware in accordance with the terms of Merger Agreement, and to have validly revoked any prior demand for appraisal rights, with respect to the shares of Company Common Stock in respect of which such submitting Company Stockholder makes a Rolling Share Election.

12. Lost, Stolen, Misplaced or Destroyed Stock Certificates: If your Certificate(s) have been lost, stolen, misplaced or destroyed, contact EQ at (877) 248-6417 prior to submitting this Election Form and Letter of Transmittal. EQ will instruct you on the steps that must be taken in order to replace the lost, stolen, misplaced or destroyed Certificate(s) with new Certificates. The Election Form and Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, misplaced or destroyed Certificates have been followed. See Instruction 13 and the Notice of Guaranteed Delivery accompanying this Election Form and Letter of Transmittal.

13. Notice of Guaranteed Delivery: If your Certificate(s) are not immediately available or cannot be delivered to the Exchange Agent by the Election Deadline, you may still submit an election by properly completing the enclosed Notice of Guaranteed Delivery and having it duly executed by an Eligible Institution (subject to the condition that the Certificate(s) are in fact delivered to the Exchange Agent within five (5) Business Days after receipt by the Exchange Agent of the Notice of Guaranteed Delivery ) (the “Guaranteed Delivery Deadline”) and returning it, along with a properly completed and signed Election Form and Letter of Transmittal, to the Exchange Agent prior to the Election Deadline. If the Exchange Agent does not receive a properly completed Election Form and Letter of Transmittal accompanied by a Notice of Guaranteed Delivery with respect to your shares of Company Common Stock by the Election Deadline and the Certificate(s) with respect to such shares by the Guaranteed Delivery Deadline, then you will be deemed to have not made a Rolling Share Election with respect to any of your shares of Company Common Stock.

NOTICE OF GUARANTEED DELIVERY

OF SHARES OF COMMON STOCK OF BALLY’S CORPORATION

This form, or a facsimile transmission of this form, must be used in connection with your election if the delivery of stock certificate(s), if any, representing the shares of common stock, par value $0.01 per share, of Bally’s Corporation (the “Company Common Stock”) cannot be completed prior to the Election Deadline.

This form may be delivered to the Exchange Agent by mail or facsimile transmission, and must be received by the Exchange Agent on or before 5:00 P.M., Eastern Time, on January 17, 2025 (or such later deadline as may be announced by the Company) (as applicable, the “Election Deadline”).

The Exchange Agent is:

Equiniti Trust Company, LLC

If delivering by mail or courier: Equiniti Trust Company, LLC 55 Challenger Road Suite # 200 Ridgefield Park, New Jersey 07660 Attn: Reorganization Department	By facsimile transmission: for Eligible Institutions Only: Fax: (718) 765-8758 Phone to confirm receipt: (877) 248-6417

THE ABOVE FAX NUMBER CAN ONLY BE USED FOR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. ANY TRANSMISSION OF OTHER MATERIALS WILL NOT BE ACCEPTED AND WILL NOT BE CONSIDERED A VALID SUBMISSION FOR THE ELECTION.

Delivery of this form to an address other than as set forth above (or facsimile transmission to a number other than the one listed above) does not constitute a valid delivery.

The undersigned hereby surrenders to the Exchange Agent the number of shares of Company Common Stock set forth below, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 25, 2024 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated August 27, 2024, as further amended by Amendment No. 2 to the Agreement and Plan of Merger, dated September 30, 2024 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Bally’s Corporation (the “Company” or “Bally’s”), SG Parent LLC, The Queen Casino & Entertainment, Inc., Epsilon Sub I, Inc., a wholly owned subsidiary of the Company, Epsilon Sub II, Inc., a wholly owned subsidiary of the Company, and, solely for purposes of specified provisions of the Merger Agreement, SG CQ Gaming LLC, and described in the definitive proxy statement, dated October 17, 2024, and the related Election Form and Letter of Transmittal, receipt of which are hereby acknowledged.

Number of Shares Surrendered:

Certificate No(s):

Name(s) of Record Holder(s):

Address:

Telephone Number:

Social Security Number or Employer Identification Number:

Date:

Signature(s)

GUARANTEE

The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution”(as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”) hereby guarantees to surrender the stock certificate(s) representing shares of Company Common Stock, within five (5) Business Days after receipt by the Exchange Agent of this Notice of Guaranteed Delivery.

The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing shares of Company Common Stock to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:	Authorized Signature

Address:	Name:

Title:

Telephone Number:	Date:

This form is not to be used to guarantee signatures. If a signature on the Election Form requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Election Form. If you have any questions regarding the election materials, please contact D.F. King & Co., Inc., the information agent for the Rolling Share Election, at 1-(800)-347-4826, or if outside the United States, at 1-(212)-771-1133, or at BALY@dfking.com.

ROLLING HOLDER JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, to be dated on or around the date of the Closing (the “Registration Rights Agreement”), by and among Bally’s Corporation, the SG Investors and the Rolling Holders as of the Closing as defined therein. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

The undersigned (the “Joining Holder”) hereby agrees to and does become party to the Registration Rights Agreement as a Rolling Holder. This joinder shall serve as a counterpart signature page to the Registration Rights Agreement and by executing below the undersigned Joining Holder is deemed to have executed the Registration Rights Agreement with the same force and effect as a named party thereto and the Joining Holder’s Company Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

By:

Name:

Date: